UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2021

BrandywineGLOBAL —

FLEXIBLE BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income and capital appreciation. Prior to July 7, 2020, the Fund sought a high level of current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Flexible Bond Fund for the twelve-month reporting period ended December 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2022

II	BrandywineGLOBAL — Flexible Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks current income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in fixed income securities or other instruments with similar economic characteristics. We at Brandywine Global Investment Management, LLC, the Fund’s subadviser, have broad discretion to invest in multiple types of fixed income securities including, but not limited to, sovereign debt, emerging markets debt, corporate debt, high yield debt, bank loans, supranational issues, Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), inflation-linked securities and hybrid securities.

The Fund may invest in fixed income securities issued in foreign currencies and U.S. dollar denominated securities. The Fund can seek investment opportunities anywhere in the world. Under normal market conditions, the Fund’s foreign currency exposure will be limited to 25% of the Fund’s assets.

The Fund may invest in derivative instruments such as foreign currency forwards, bond futures, interest rate futures, swaps (including interest rate, total return and inflation swaps), credit default swaps, credit default swap index products, instruments involved in currency risk management strategies, options, options on futures and structured credit products. The Fund may use derivatives to enhance total return, as a means of providing additional exposure to certain types of investments, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, as a cash flow management technique or as a substitute for the purchase or sale of securities or currencies.

The Fund may invest without limit in securities that are rated or unrated, including “high yield” or “junk” bonds (that is, securities rated below the Baa/BBB categories or, if unrated, that we determined to be of comparable credit quality). Under normal conditions, the dollar-weighted average effective duration of the Fund’s portfolio is expected to range from 0 to 10 years. However, the Fund may invest without limit in securities of any maturity or duration.

The Fund may invest in asset-backed and mortgage-backed securities but will not invest more than 25% of its assets in asset-backed and mortgage-backed securities that are not issued or guaranteed by, or comprised of securities issued or guaranteed by, a U.S. government agency or U.S. government-sponsored entity.

The Fund may invest up to 25% of its assets in convertible securities, up to 10% of its assets in preferred equity securities of companies of any size, and up to 10% of its assets in common equity securities of companies of any size. In addition, no more than 5% of the Fund shall be invested in any one non-sovereign issue at time of purchase.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global fixed income market experienced periods of volatility and generated a negative total return during the twelve-month reporting period ended December 31, 2021.

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	1

Fund overview (cont’d)

Global yields moved higher over the reporting period, which was a headwind for fixed income assets. Rising yields were driven by a number of factors, including improving global growth from the depth of the pandemic, supply chain issues, sharply rising inflation, and expectations for less accommodative monetary policy. The spread sectors (non-U.S. Treasuries) generated mixed results over the reporting period.

On the monetary policy front, late in the period the U.S. Federal Reserve Board (the “Fed”) pivoted from its highly accommodative monetary policy and telegraphed an increase in rates in 2022. With inflation remaining elevated, in early November 2021 the Fed announced that it would begin reducing its monthly purchases of Treasury and agency mortgage-backed securities. At its December 2021 meeting the Fed announced a further acceleration in the tapering of its monthly bond purchases, putting it on track to conclude the program in early 2022. Fed officials now anticipate as many as three rate hikes in 2022. The Bank of England (“BoE”) surprised the markets in December 2021, as it became the world’s first major central bank to raise rates since the pandemic began. The BoE cited signs in underlying inflation pressures and anticipates inflation hitting 6% in April 2022, triple its target level. However, the European Central Bank (“ECB”) broke ranks with the Fed and BoE, as ECB President Christine Lagarde said, “It is very unlikely that we will raise interest rates in the year 2022.” Lagarde cited the Omicron variant which is threatening to choke off its economic recovery. Finally, the Bank of Japan appears likely to remain accommodative given the headwinds facing its economy.

All told, the Bloomberg Global Aggregate Bond Indexi returned -4.90% for the twelve months ended December 31, 2021. Investors who took on additional risk generated mixed results over the reporting period. Global high-yield corporate bonds, as measured by the Bloomberg Global High Yield Index (USD Hedged)ii returned 0.90%. Meanwhile, the JPMorgan Emerging Markets Bond Index Globaliii returned -1.51%. Within the currency markets, the U.S. dollar generally rose against most other currencies.

Q. How did we respond to these changing market conditions?

A. The most significant changes for the Fund continued to surround its duration positioning, both in terms of amount and country composition. From the start of the reporting period to its end, the Fund reduced its duration positioning by roughly one year. However, there were multiple shifts along the way. While U.S. duration increased over the reporting period, the Fund significantly reduced its duration across Mexico and Europe after adding to both during the summer of 2021.

The Fund maintained its preference for longer-dated maturity bonds, reflecting the view of flattening yield curves across global markets. Within credit, the Fund’s high-yield allocation was modestly reduced. However, combined with an increase in cash levels, it provided the strategy with ample “dry powder” in the event of a major sell-off. The Fund remained overweight in the technology, communications and energy sectors. Elsewhere in credit, the Fund’s investment-grade corporate allocation remained skewed toward lower quality and shorter dated names, which help create a larger cushion to offset rising interest rates.

2	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

The Fund used U.S. Treasury futures and German bund futures to help manage its bond exposure. The use of these instruments added to performance. Credit default swaps (“CDX”), which were used to manage the Fund’s exposure to investment grade credit index spread levels, contributed to results. Currency forwards, which were used to help manage the Fund’s currency exposures, also contributed to performance.

Performance review

For the twelve months ended December 31, 2021, Class IS shares of BrandywineGLOBAL — Flexible Bond Fund returned 1.09%. The Fund’s unmanaged benchmark, the Bloomberg U.S. Aggregate Indexiv, returned -1.54% for the same period. The Lipper Multi-Sector Income Funds Category Averagev returned 1.92% over the same time frame.

Performance Snapshot as of December 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Flexible Bond Fund:
Class A	-0.74%	0.79%
Class I	-0.61%	1.05%
Class IS	-0.58%	1.09%
Bloomberg U.S. Aggregate Index	0.06%	-1.54%
Lipper Multi-Sector Income Funds Category Average	0.26%	1.92%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2021 for Class A, Class I and Class IS shares were 1.73%, 2.04% and 2.11%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class I and Class IS shares would have been 1.66%, 1.94% and 2.02%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

This Fund is the successor to an unregistered private fund (the “Predecessor”). Immediately prior to the Fund commencing operations, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares.

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	3

Fund overview (cont’d)

Performance for Class C is not shown because the inception date for this share class was September 30, 2021.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2021, the gross total annual fund operating expense ratios for Class A, Class I and Class IS shares were 1.98%, 1.70% and 1.67%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.10% for Class A shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed the expense limitation (“expense cap”) for each class of shares as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. A bright spot within the Fund was its high-yield positions across the U.S. and Europe. The more cyclical1 sectors outperformed as the reflation trade early in the year compressed spread levels. Energy-related positions were particularly accretive as oil prices steadily rose over the reporting period. Also, a tactical increase in these securities at end of the period was advantageous.

Another notable contributor to overall performance was the Fund’s investment-grade credit positioning. After the swift move upward in global yields during the first quarter of 2021, the bond market went through a consolidation phase retracing part of the change during the subsequent quarters.

[1]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles, and other consumer services.

4	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

Q. What were the leading detractors from performance?

A. The Fund’s positions in sovereign bonds were the most notable detractor for the year. An example was a Mexican sovereign bond purchase which was ill-timed with the Fed’s perceived hawkishness in mid-June 2021. As inflation ticked up within Mexico as the period went along, its central bank was forced to raise rates in order to reign in increasing prices, resulting in a headwind for the position. An additional detractor were foreign currency exposures, such as the Chilean and Mexican pesos, which were negatively impacted by the rise in the U.S. dollar.

Thank you for your investment in BrandywineGLOBAL — Flexible Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Brian L. Kloss, JD, CPA

Portfolio Manager

Brandywine Global Investment Management, LLC

Tracy Chen, CFA, CAIA

Portfolio Manager

Brandywine Global Investment Management, LLC

John (“Jack”) P. McIntyre, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	5

Fund overview (cont’d)

Anujeet Sareen, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Michael Arno, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Renato Latini, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

January 17, 2022

RISKS: Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. “High yield” or “junk” bonds are subject to greater price volatility, illiquidity, and possibility of default. Asset-backed, mortgage-backed, or mortgage-related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations and social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Equity securities are subject to market and price fluctuations. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Leverage may increase volatility and possibility of loss. Active and frequent trading may increase a shareholder’s tax liability and transaction costs, which could detract from Fund performance. As a non-diversified fund, the Fund is permitted to invest a larger percentage of its assets in a smaller number of issuers than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The manager’s investment style may become out of favor and/ or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

6	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg Global Aggregate Bond Index measures the performance of the global investment-grade, fixed-rate bond markets. The benchmark includes government, government-related and corporate bonds, as well as asset-backed, mortgage-backed and commercial mortgage-backed securities from both developed and emerging markets issuers.

ii

The Bloomberg Global High Yield Index (USD Hedged) provides a broad-based measure of the global high-yield fixed income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

iii

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iv

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 367 funds for the six-month period and among the 364 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2021 and December 31, 2020 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2021 and held for the six months ended December 31, 2021, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.74%	$1,000.00	$992.60	0.95%	$4.77[3]	Class A	5.00%	$1,000.00	$1,020.42	0.95%	$4.84
Class C4	-0.68	1,000.00	993.20	1.85	4.65[5]	Class C	5.00	1,000.00	1,015.88	1.85	9.40
Class I	-0.61	1,000.00	993.90	0.71	3.57[3]	Class I	5.00	1,000.00	1,021.63	0.71	3.62
Class IS	-0.58	1,000.00	994.20	0.65	3.27[3]	Class IS	5.00	1,000.00	1,021.93	0.65	3.31

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2021, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	For the period September 30, 2021 (inception date) to December 31, 2021.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (92), then divided by 365.

10	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

Fund performance (unaudited)

BrandywineGLOBAL — Flexible Bond Fund (the “Fund”) is the successor to an unregistered private fund (the “Predecessor”). The performance prior to May 31, 2016, in the accompanying bar chart and table is that of the Predecessor. Immediately prior to the fund commencing operations, the Predecessor transferred its assets to the fund in exchange for the fund’s Class IS shares. At the time of transfer, the investment policies, objectives, guidelines and restrictions of the fund were in all material respects equivalent to those of the Predecessor. In addition, Brian Kloss, a current portfolio manager of the fund, served as a portfolio manager to the Predecessor. As a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), the fund is subject to certain restrictions under the 1940 Act to which the Predecessor was not subject. As a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the fund is subject to certain restrictions under the Code to which the Predecessor was not subject. Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act, its investment performance could have been adversely affected. Similarly, had the Predecessor been subject to provisions of the Code applicable to regulated investment companies, its investment performance may have been adversely affected. The performance is shown net of an annual management fee of 0.80% and other expenses of 0.10% which reflects the expenses of the Predecessor.

The Predecessor did not have distribution policies. The Predecessor was an unregistered private fund, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

Average annual total returns
Without sales charges[1]	Class A	Class C†	Class I	Class IS
Twelve Months Ended 12/31/21	0.79%	N/A	1.05%	1.09%
Five Years Ended 12/31/21	6.00	N/A	6.28	6.33
Inception* through 12/31/21	6.32	-0.68%	6.60	5.30

With sales charges[2]	Class A	Class C†	Class I	Class IS
Twelve Months Ended 12/31/21	-3.50%	N/A	1.05%	1.09%
Five Years Ended 12/31/21	5.08	N/A	6.28	6.33
Inception* through 12/31/21	5.50	-1.67%	6.60	5.30

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 5/31/16 through 12/31/21)	40.86%
Class C (Inception date of 9/30/21 through 12/31/21)	-0.68
Class I (Inception date of 5/31/16 through 12/31/21)	42.91
Class IS (Inception date of 3/31/13 through 12/31/21)	57.22

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	11

Fund performance (unaudited) (cont’d)

redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

†	Not annualized.

*	Inception dates for Class A, C, I and IS shares are May 31, 2016, September 30, 2021, May 31, 2016 and March 31, 2013, respectively.

12	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

Historical performance

Value of $1,000,000 invested in

Class IS Shares of BrandywineGLOBAL — Flexible Bond Fund vs. Bloomberg U.S. Aggregate Index† — March 31, 2013 - December 31, 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class IS shares of BrandywineGLOBAL — Flexible Bond Fund on March 31, 2013 (inception date of the Predecessor), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2021. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index (the “Index”) is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class IS shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other classes.

Prior to July 6, 2020, The Fund had a different investment objective and followed different investment strategies under the name BrandywineGLOBAL — Global Flexible Income Fund.

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	13

Schedule of investments

December 31, 2021

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 41.7%
Communication Services — 6.5%
Diversified Telecommunication Services — 2.0%
Altice Financing SA, Senior Secured Notes	5.750%	8/15/29	290,000	$287,539	(a)
Altice France Holding SA, Senior Notes	6.000%	2/15/28	1,270,000	1,215,136	(a)
Consolidated Communications Inc., Senior Secured Notes	5.000%	10/1/28	1,065,000	1,077,269	(a)
Embarq Corp., Senior Notes	7.995%	6/1/36	460,000	515,954
Level 3 Financing Inc., Senior Notes	3.750%	7/15/29	715,000	680,408	(a)
Total Play Telecomunicaciones SA de CV, Senior Notes	6.375%	9/20/28	680,000	644,307	(a)
Verizon Communications Inc., Senior Notes	1.450%	3/20/26	375,000	373,444
Total Diversified Telecommunication Services				4,794,057
Entertainment — 0.2%
ROBLOX Corp., Senior Notes	3.875%	5/1/30	455,000	462,285	(a)
Interactive Media & Services — 0.2%
Weibo Corp., Senior Notes	3.375%	7/8/30	520,000	515,463
Media — 0.8%
Liberty Interactive LLC, Senior Notes	8.250%	2/1/30	250,000	274,101
Sinclair Television Group Inc., Senior Notes	5.875%	3/15/26	425,000	431,817	(a)
Univision Communications Inc., Senior Secured Notes	9.500%	5/1/25	650,000	695,347	(a)
Univision Communications Inc., Senior Secured Notes	6.625%	6/1/27	600,000	647,109	(a)
Total Media				2,048,374
Wireless Telecommunication Services — 3.3%
Kenbourne Invest SA, Senior Notes	6.875%	11/26/24	510,000	531,127	(b)
NBN Co. Ltd., Senior Notes	2.625%	5/5/31	775,000	778,923	(a)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	4.738%	3/20/25	585,000	612,796	(a)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	5.152%	3/20/28	2,100,000	2,318,347	(a)
T-Mobile USA Inc., Senior Notes	3.500%	4/15/31	800,000	833,688
T-Mobile USA Inc., Senior Secured Notes	3.875%	4/15/30	170,000	186,103
T-Mobile USA Inc., Senior Secured Notes	2.550%	2/15/31	1,630,000	1,623,106
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	495,000	502,084	(a)
Xiaomi Best Time International Ltd., Senior Notes	3.375%	4/29/30	600,000	614,834	(a)
Total Wireless Telecommunication Services				8,001,008
Total Communication Services				15,821,187

See Notes to Financial Statements.

14	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Discretionary — 2.7%
Automobiles — 0.7%
Ford Motor Co., Senior Notes	4.750%	1/15/43	60,000	$66,331
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	1,070,000	1,155,989	(a)
Nissan Motor Co. Ltd., Senior Notes	4.810%	9/17/30	420,000	470,215	(a)
Total Automobiles				1,692,535
Hotels, Restaurants & Leisure — 1.2%
International Game Technology PLC, Senior Secured Notes	4.125%	4/15/26	110,000	113,444	(a)
International Game Technology PLC, Senior Secured Notes	5.250%	1/15/29	520,000	551,795	(a)
Mohegan Gaming & Entertainment, Secured Notes	8.000%	2/1/26	1,180,000	1,240,410	(a)
Scientific Games International Inc., Senior Secured Notes	5.000%	10/15/25	275,000	283,477	(a)
Travel + Leisure Co., Senior Secured Notes	6.625%	7/31/26	490,000	543,920	(a)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Notes	5.500%	3/1/25	106,000	109,323	(a)
Total Hotels, Restaurants & Leisure				2,842,369
Internet & Direct Marketing Retail — 0.5%
Alibaba Group Holding Ltd., Senior Notes	3.400%	12/6/27	615,000	651,502
Expedia Group Inc., Senior Notes	6.250%	5/1/25	500,000	564,493	(a)
Total Internet & Direct Marketing Retail				1,215,995
Leisure Products — 0.1%
Vista Outdoor Inc., Senior Notes	4.500%	3/15/29	175,000	176,359	(a)
Specialty Retail — 0.2%
AutoNation Inc., Senior Notes	4.750%	6/1/30	470,000	537,454
Total Consumer Discretionary				6,464,712
Consumer Staples — 0.9%
Beverages — 0.5%
Keurig Dr Pepper Inc., Senior Notes	0.750%	3/15/24	1,165,000	1,157,450
Food Products — 0.4%
Amaggi Luxembourg International Sarl, Senior Notes	5.250%	1/28/28	380,000	384,372	(a)
Minerva Luxembourg SA, Senior Notes	4.375%	3/18/31	355,000	338,253	(a)
Smithfield Foods Inc., Senior Notes	3.000%	10/15/30	275,000	274,203	(a)
Total Food Products				996,828
Total Consumer Staples				2,154,278

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	15

Schedule of investments (cont’d)

December 31, 2021

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 4.6%
Oil, Gas &Consumable Fuels — 4.6%
Aethon United BR LP/Aethon United Finance Corp., Senior Notes	8.250%	2/15/26	675,000	$725,868	(a)
Antero Resources Corp., Senior Notes	5.000%	3/1/25	1,125,000	1,144,226
Antero Resources Corp., Senior Notes	8.375%	7/15/26	196,000	223,409	(a)
Arab Petroleum Investments Corp., Senior Notes	1.483%	10/6/26	535,000	529,660	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	2.742%	12/31/39	685,000	669,174	(a)
CNX Resources Corp., Senior Notes	6.000%	1/15/29	670,000	697,741	(a)
Energean Israel Finance Ltd., Senior Secured Notes	4.500%	3/30/24	230,000	231,725	(b)
Energean Israel Finance Ltd., Senior Secured Notes	4.875%	3/30/26	645,000	641,775	(b)
Geopark Ltd., Senior Notes	5.500%	1/17/27	650,000	627,113	(a)
New Fortress Energy Inc., Senior Secured Notes	6.750%	9/15/25	2,210,000	2,235,039	(a)
New Fortress Energy Inc., Senior Secured Notes	6.500%	9/30/26	455,000	452,097	(a)
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	685,000	695,998
Occidental Petroleum Corp., Senior Notes	6.625%	9/1/30	505,000	625,786
Valero Energy Corp., Senior Notes	3.650%	12/1/51	1,585,000	1,578,522
Total Energy				11,078,133
Financials — 10.2%
Banks — 0.6%
Banco do Brasil SA, Senior Notes	3.250%	9/30/26	480,000	467,808	(a)
HSBC Holdings PLC, Senior Notes (4.292% to 9/12/25 then 3 mo. USD LIBOR +1.348%)	4.292%	9/12/26	600,000	648,315	(c)
NatWest Group PLC, Junior Subordinated Notes (4.600% to 12/28/31 then 5 year Treasury Constant Maturity Rate +3.100%)	4.600%	6/28/31	340,000	334,050	(c)(d)
Total Banks				1,450,173
Capital Markets — 7.4%
Antares Holdings LP, Senior Notes	2.750%	1/15/27	645,000	632,509	(a)
Ares Capital Corp., Senior Notes	3.250%	7/15/25	745,000	770,064
Ares Capital Corp., Senior Notes	3.875%	1/15/26	540,000	569,638
Ares Capital Corp., Senior Notes	2.150%	7/15/26	79,000	78,010
Ares Capital Corp., Senior Notes	2.875%	6/15/28	300,000	298,893
B3 SA - Brasil Bolsa Balcao, Senior Notes	4.125%	9/20/31	500,000	482,505	(a)
Bain Capital Specialty Finance Inc., Senior Notes	2.950%	3/10/26	1,105,000	1,102,704
Blackstone Private Credit Fund, Senior Notes	2.625%	12/15/26	565,000	551,150	(a)
Coinbase Global Inc., Senior Notes	3.375%	10/1/28	660,000	617,648	(a)
FS KKR Capital Corp., Senior Notes	4.125%	2/1/25	155,000	162,201
FS KKR Capital Corp., Senior Notes	3.400%	1/15/26	170,000	172,797

See Notes to Financial Statements.

16	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
FS KKR Capital Corp., Senior Notes	3.125%	10/12/28	725,000	$721,895
Goldman Sachs Group Inc., Senior Notes (0.673% to 3/8/23 then SOFR +0.572%)	0.673%	3/8/24	1,165,000	1,160,042	(c)
Golub Capital BDC Inc., Senior Notes	2.500%	8/24/26	1,080,000	1,062,499
Golub Capital BDC Inc., Senior Notes	2.050%	2/15/27	65,000	62,471
Hercules Capital Inc., Senior Notes	2.625%	9/16/26	1,868,000	1,853,418
Main Street Capital Corp., Senior Notes	5.200%	5/1/24	270,000	287,997
Main Street Capital Corp., Senior Notes	3.000%	7/14/26	1,215,000	1,219,837
Owl Rock Capital Corp., Senior Notes	4.000%	3/30/25	560,000	582,945
Owl Rock Capital Corp., Senior Notes	2.625%	1/15/27	365,000	357,205
Owl Rock Core Income Corp., Senior Notes	3.125%	9/23/26	1,300,000	1,256,586	(a)
Owl Rock Technology Finance Corp., Senior Notes	4.750%	12/15/25	685,000	729,731	(a)
Owl Rock Technology Finance Corp., Senior Notes	3.750%	6/17/26	835,000	861,008	(a)
Sixth Street Specialty Lending Inc., Senior Notes	2.500%	8/1/26	865,000	860,221
UBS AG, Senior Notes	0.700%	8/9/24	220,000	217,563	(a)
XP Inc., Senior Notes	3.250%	7/1/26	1,405,000	1,348,905	(a)
Total Capital Markets				18,020,442
Consumer Finance — 0.8%
Blackstone Secured Lending Fund, Senior Notes	3.650%	7/14/23	90,000	92,801
Blackstone Secured Lending Fund, Senior Notes	3.625%	1/15/26	980,000	1,023,377
Blackstone Secured Lending Fund, Senior Notes	2.125%	2/15/27	480,000	467,494	(a)
Blackstone Secured Lending Fund, Senior Notes	2.850%	9/30/28	250,000	243,917	(a)
Total Consumer Finance				1,827,589
Diversified Financial Services — 0.5%
Blue Owl Finance LLC, Senior Notes	3.125%	6/10/31	1,035,000	1,013,902	(a)
Jane Street Group/JSG Finance Inc., Senior Secured Notes	4.500%	11/15/29	285,000	288,318	(a)
Total Diversified Financial Services				1,302,220
Insurance — 0.6%
Athene Global Funding, Secured Notes	0.914%	8/19/24	1,360,000	1,340,289	(a)
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Starwood Property Trust Inc., Senior Notes	3.625%	7/15/26	850,000	846,647	(a)
Total Financials				24,787,360
Health Care — 2.1%
Health Care Providers &Services — 0.4%
CHS/Community Health Systems Inc., Senior Secured Notes	8.000%	3/15/26	960,000	1,010,246	(a)
Pharmaceuticals — 1.7%
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	69,000	70,369	(a)

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	17

Schedule of investments (cont’d)

December 31, 2021

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Pharmaceuticals — continued
Bausch Health Cos. Inc., Senior Notes	5.000%	1/30/28	770,000		$709,613	(a)
Bausch Health Cos. Inc., Senior Secured Notes	4.875%	6/1/28	480,000		490,469	(a)
Pfizer Inc., Senior Notes	1.750%	8/18/31	710,000		693,905
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	71,000		71,203
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	200,000		214,232
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	1,015,000		955,693
Teva Pharmaceutical Finance Netherlands IV BV, Senior Notes	0.500%	7/28/22	910,000	CHF	991,418	(b)
Total Pharmaceuticals					4,196,902
Total Health Care					5,207,148
Industrials — 4.3%
Aerospace &Defense — 0.5%
Boeing Co., Senior Notes	4.875%	5/1/25	595,000		651,478
Embraer Netherlands Finance BV, Senior Notes	6.950%	1/17/28	535,000		591,421	(a)
Total Aerospace &Defense					1,242,899
Air Freight &Logistics — 0.2%
FedEx Corp., Senior Notes	0.450%	5/4/29	370,000	EUR	414,894
Airlines — 1.7%
Air Canada, Senior Secured Notes	3.875%	8/15/26	665,000		679,174	(a)
Air Canada Pass-Through Trust	5.250%	4/1/29	616,379		672,239	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	270,000		283,941	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	265,000		289,587	(a)
Gol Finance SA, Senior Secured Notes	8.000%	6/30/26	710,000		669,033	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	1,535,000		1,640,923	(a)
Total Airlines					4,234,897
Building Products — 0.2%
Owens Corning, Senior Notes	3.875%	6/1/30	390,000		425,810
Commercial Services &Supplies —0.2%
Harsco Corp., Senior Notes	5.750%	7/31/27	395,000		402,801	(a)
Construction &Engineering —0.4%
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Par, Senior Secured Notes	4.050%	4/27/26	890,000		887,419	(a)

See Notes to Financial Statements.

18	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Industrial Conglomerates — 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Notes	5.250%	5/15/27	15,000	$15,446
Siemens Financieringsmaatschappij NV, Senior Notes	0.650%	3/11/24	600,000	595,361	(a)
Total Industrial Conglomerates				610,807
Professional Services — 0.4%
Block Financial LLC, Senior Notes	3.875%	8/15/30	945,000	1,012,208
Road & Rail — 0.3%
Rumo Luxembourg Sarl, Senior Notes	4.200%	1/18/32	675,000	637,875	(a)
Trading Companies & Distributors — 0.2%
Air Lease Corp., Senior Notes	0.800%	8/18/24	580,000	568,480
Total Industrials				10,438,090
Information Technology — 5.1%
Communications Equipment — 1.0%
CommScope Inc., Senior Notes	7.125%	7/1/28	830,000	816,650	(a)
CommScope Inc., Senior Secured Notes	6.000%	3/1/26	600,000	618,807	(a)
Viasat Inc., Senior Secured Notes	5.625%	4/15/27	895,000	923,443	(a)
Total Communications Equipment				2,358,900
Electronic Equipment, Instruments & Components — 2.3%
Flex Ltd., Senior Notes	4.875%	5/12/30	1,170,000	1,335,628
Jabil Inc., Senior Notes	3.600%	1/15/30	1,600,000	1,724,249
Vontier Corp., Senior Notes	1.800%	4/1/26	2,010,000	1,981,890	(a)
Vontier Corp., Senior Notes	2.400%	4/1/28	610,000	590,431	(a)
Total Electronic Equipment, Instruments & Components				5,632,198
IT Services — 0.1%
Global Payments Inc., Senior Notes	1.200%	3/1/26	360,000	349,774
Semiconductors &Semiconductor Equipment — 0.8%
Broadcom Inc., Senior Notes	1.950%	2/15/28	1,010,000	999,422	(a)
Broadcom Inc., Senior Notes	3.137%	11/15/35	910,000	916,402	(a)
Total Semiconductors & Semiconductor Equipment				1,915,824
Software — 0.9%
Citrix Systems Inc., Senior Notes	1.250%	3/1/26	980,000	955,334
MicroStrategy Inc., Senior Secured Notes	6.125%	6/15/28	1,225,000	1,229,324	(a)
Total Software				2,184,658
Total Information Technology				12,441,354
Materials — 3.5%
Containers & Packaging — 1.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Secured Notes	4.125%	8/15/26	1,020,000	1,044,225	(a)

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	19

Schedule of investments (cont’d)

December 31, 2021

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Graham Packaging Co. Inc., Senior Notes	7.125%	8/15/28	1,030,000	$1,067,595	(a)
Graphic Packaging International LLC, Senior Secured Notes	1.512%	4/15/26	1,665,000	1,636,700	(a)
Pactiv Evergreen Group Issuer Inc/Pactiv Evergreen Group Issuer LLC/Reynolds Gro, Senior Secured Notes	4.000%	10/15/27	630,000	613,507	(a)
Total Containers & Packaging				4,362,027
Metals & Mining — 1.2%
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	1,705,000	1,836,873	(a)
Glencore Funding LLC, Senior Notes	2.850%	4/27/31	295,000	291,908	(a)
Taseko Mines Ltd., Senior Secured Notes	7.000%	2/15/26	740,000	770,370	(a)
Teck Resources Ltd., Senior Notes	3.900%	7/15/30	80,000	86,044
Total Metals & Mining				2,985,195
Paper & Forest Products — 0.5%
Schweitzer-Mauduit International Inc., Senior Notes	6.875%	10/1/26	1,100,000	1,152,283	(a)
Total Materials				8,499,505
Real Estate — 1.2%
Equity Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp., Senior Notes	1.600%	4/15/26	405,000	401,256
Crown Castle International Corp., Senior Notes	1.050%	7/15/26	705,000	681,545
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	2.900%	11/15/24	505,000	521,799
Equinix Inc., Senior Notes	2.500%	5/15/31	480,000	480,195
Iron Mountain Inc., Senior Notes	5.250%	3/15/28	765,000	796,916	(a)
Total Real Estate				2,881,711
Utilities — 0.6%
Electric Utilities — 0.4%
AES Panama Generation Holdings SRL, Senior Secured Notes	4.375%	5/31/30	855,000	891,594	(a)
DPL Inc., Senior Notes	4.125%	7/1/25	155,000	162,199
Total Electric Utilities				1,053,793
Gas Utilities — 0.0%††
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	5.625%	5/20/24	65,000	70,341
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp., Senior Notes	2.450%	1/15/31	360,000	351,123
Total Utilities				1,475,257
Total Corporate Bonds & Notes (Cost — $101,414,463)				101,248,735

See Notes to Financial Statements.

20	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 22.9%
U.S. Government Obligations — 22.9%
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield +0.035%) (Cost — $55,587,974)	0.120%	10/31/23	55,580,000	$55,595,578	(c)
Collateralized Mortgage Obligations (e) — 11.9%
Bellemeade Re Ltd., 2020-3A M2 (1 mo. USD LIBOR +4.850%)	4.952%	10/25/30	690,000	719,160	(a)(c)
BX Commercial Mortgage Trust, 2021-VOLT F (1 mo. USD LIBOR +2.400%)	2.510%	9/15/36	260,000	258,268	(a)(c)
Chase Home Lending Mortgage Trust, 2019-ATR2 A11 (1 mo. USD LIBOR +0.900%)	1.002%	7/25/49	16,080	16,161	(a)(c)
Eagle RE Ltd., 2019-1 M2 (1 mo. USD LIBOR + 3.300%)	3.402%	4/25/29	1,609,196	1,625,691	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K076 A2	3.900%	4/25/28	220,000	249,410
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K078 A2	3.854%	6/25/28	140,000	158,376
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K082 A2	3.920%	9/25/28	135,000	153,888	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA3 B1 (1 mo. USD LIBOR +5.100%)	5.203%	6/25/50	1,220,000	1,260,881	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-HQA4 B1 (1 mo. USD LIBOR +5.250%)	5.353%	9/25/50	685,000	715,212	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B1 (30 Day Average SOFR +3.050%)	3.100%	1/25/34	1,935,000	1,946,616	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018- HRP2 B1 (1 mo. USD LIBOR +4.200%)	4.303%	2/25/47	3,910,000	4,155,807	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019- DNA2 M2 (1 mo. USD LIBOR +2.450%)	2.553%	3/25/49	167,207	169,076	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2020- HQA5 B1 (30 Day Average SOFR +4.000%)	4.050%	11/25/50	1,500,000	1,570,165	(a)(c)

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	21

Schedule of investments (cont’d)

December 31, 2021

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (e) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2020- HQA5 M2R (30 Day Average SOFR +0.850%)	0.900%	11/25/50	4,338,115		$4,336,698	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021- DNA2 M2 (30 Day Average SOFR +2.300%)	2.350%	8/25/33	930,000		947,929	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021- HQA1 M2 (30 Day Average SOFR +2.250%)	2.300%	8/25/33	2,555,000		2,574,905	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C02 2M2C (1 mo. USD LIBOR +3.650%)	3.753%	9/25/29	845,000		892,847	(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C06 2M2 (1 mo. USD LIBOR +2.800%)	2.903%	2/25/30	892,635		912,600	(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-C06 1M2 (1 mo. USD LIBOR +2.000%)	2.103%	3/25/31	532,785		537,395	(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R01 2B1 (1 mo. USD LIBOR +4.350%)	4.453%	7/25/31	60,000		61,773	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R05 1B1 (1 mo. USD LIBOR +4.100%)	4.203%	7/25/39	820,000		835,079	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1B1 (1 mo. USD LIBOR +3.400%)	3.503%	10/25/39	115,000		115,899	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1B1 (1 mo. USD LIBOR +3.250%)	3.353%	1/25/40	1,450,000		1,458,145	(a)(c)
FREMF Mortgage Trust, 2018-K74 B	4.091%	2/25/51	2,090,000		2,262,703	(a)(c)
GS Mortgage Securities Corp. Trust, 2019-70P A (1 mo. USD LIBOR +1.000%)	1.110%	10/15/36	160,000		159,662	(a)(c)
Traingle Re Ltd., 2021-1 M1B (1 mo. USD LIBOR + 3.000%)	3.102%	8/25/33	886,821		887,762	(a)(c)
Total Collateralized Mortgage Obligations (Cost — $28,893,735)					28,982,108
Sovereign Bonds — 4.2%
Canada — 0.6%
CPPIB Capital Inc., Senior Notes	0.500%	9/16/24	1,400,000		1,383,163	(a)
France — 0.5%
French Republic Government Bond OAT	0.750%	5/25/52	970,000	EUR	1,056,679	(b)
Italy — 1.7%
Italy Buoni Poliennali Del Tesoro, Senior Notes	2.450%	9/1/50	3,276,000	EUR	4,110,333	(b)
Mexico — 0.6%
Mexican Bonos, Bonds	8.000%	11/7/47	30,300,000	MXN	1,468,873
New Zealand — 0.4%
New Zealand Government Bond	1.750%	5/15/41	1,715,000	NZD	992,537

See Notes to Financial Statements.

22	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Spain — 0.4%
Spain Government Bond, Senior Notes	2.700%	10/31/48	705,000	EUR	$1,055,162	(b)
Total Sovereign Bonds (Cost — $10,501,201)					10,066,747
Asset-Backed Securities — 3.4%
American Credit Acceptance Receivables Trust, 2021-1 E	2.290%	3/15/27	1,180,000		1,167,850	(a)
Atrium XIV LLC, 14A E (3 mo. USD LIBOR +5.650%)	5.772%	8/23/30	2,150,000		2,134,942	(a)(c)
DT Auto Owner Trust, 2019-2A E	4.460%	5/15/26	805,000		836,334	(a)
DT Auto Owner Trust, 2019-3A E	3.850%	8/17/26	605,000		622,414	(a)
DT Auto Owner Trust, 2019-4A D	2.850%	7/15/25	730,000		745,297	(a)
DT Auto Owner Trust, 2021-1A E	2.380%	1/18/28	1,800,000		1,773,821	(a)
JPMorgan Mortgage Acquisition Trust, 2007-CH3 A1B (1 mo. USD LIBOR +0.320%)	0.422%	3/25/37	156,566		156,311	(c)
Merrill Lynch Mortgage Investors Trust, 2006-HE1 M1 (1 mo. USD LIBOR +0.585%)	0.687%	12/25/36	11,646		11,639	(c)
Towd Point Mortgage Trust, 2017-4 A1	2.750%	6/25/57	74,039		75,343	(a)(c)
Tryon Park CLO Ltd., 2013-1A DR (3 mo. USD LIBOR +5.950%)	6.074%	4/15/29	775,000		775,988	(a)(c)
Total Asset-Backed Securities (Cost — $8,309,057)					8,299,939
Convertible Bonds &Notes — 2.3%
Communication Services — 1.2%
Media — 1.2%
DISH Network Corp., Senior Notes	3.375%	8/15/26	2,949,000		2,798,757
Health Care — 0.2%
Health Care Equipment &Supplies — 0.2%
Haemonetics Corp., Senior Notes	0.000%	3/1/26	700,000		588,788	(a)
Information Technology — 0.9%
Electronic Equipment, Instruments &Components — 0.3%
Vishay Intertechnology Inc., Senior Notes	2.250%	6/15/25	545,000		564,783
Technology Hardware, Storage &Peripherals — 0.6%
Western Digital Corp., Senior Notes	1.500%	2/1/24	1,490,000		1,511,419
Total Information Technology					2,076,202
Total Convertible Bonds &Notes (Cost — $5,541,663)					5,463,747
Total Investments before Short-Term Investments (Cost — $210,248,093)					209,656,854

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	23

Schedule of investments (cont’d)

December 31, 2021

BrandywineGLOBAL — Flexible Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Shares	Value
Short-Term Investments —10.8%
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares (Cost — $26,246,273)	0.010%	26,246,273	$26,246,273	(f)
Total Investments — 97.2% (Cost — $236,494,366)			235,903,127
Other Assets in Excess of Liabilities — 2.8%			6,905,588
Total Net Assets —100.0%			$242,808,715

†Face	amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(f)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2021, the total market value of investments in Affiliated Companies was $26,246,273 and the cost was $26,246,273 (Note 8).

Abbreviation(s) used in this schedule:

CAS	—Connecticut Avenue Securities

CHF	—Swiss Franc

CLO	—Collateralized Loan Obligation

EUR	—Euro

LIBOR	—London Interbank Offered Rate

MXN	—Mexican Peso

NZD	—New Zealand Dollar

OAT	— Obligations Assimilables du Trésor (French Treasury Bonds)

REMIC	—Real Estate Mortgage Investment Conduit

SOFR	—Secured Overnight Financing Rate

USD	—United States Dollar

See Notes to Financial Statements.

24	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

BrandywineGLOBAL — Flexible Bond Fund

At December 31, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	44	3/22	$8,901,804	$8,673,500	$(228,304)

Contracts to Sell:
Euro-Buxl	20	3/22	4,816,484	4,707,470	109,014
Net unrealized depreciation on open futures contracts					$(119,290)

At December 31, 2021, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,116,638	EUR	960,000	Citibank N.A.	1/26/22	$23,110
USD	3,998,745	EUR	3,430,000	Citibank N.A.	1/26/22	91,660
USD	1,201,470	EUR	1,060,000	Goldman Sachs Group Inc.	1/26/22	(5,968)
USD	396,573	EUR	350,000	HSBC Securities Inc.	1/26/22	(2,109)
EUR	600,000	USD	678,682	JPMorgan Chase &Co.	1/26/22	4,773
EUR	910,000	USD	1,026,278	JPMorgan Chase &Co.	1/26/22	10,296
USD	1,972,816	EUR	1,700,000	JPMorgan Chase &Co.	1/26/22	36,360
CAD	2,410,000	USD	1,896,719	Goldman Sachs Group Inc.	2/14/22	8,375
USD	132,553	CAD	170,000	Goldman Sachs Group Inc.	2/14/22	(1,832)
USD	1,630,413	CAD	2,020,000	Goldman Sachs Group Inc.	2/14/22	33,612
USD	175,274	CAD	220,000	JPMorgan Chase &Co.	2/14/22	1,365
MXN	13,400,000	USD	635,878	HSBC Securities Inc.	2/24/22	12,307
MXN	46,900,000	USD	2,203,825	HSBC Securities Inc.	2/24/22	64,824
USD	575,072	MXN	12,400,000	HSBC Securities Inc.	2/24/22	(24,741)
USD	4,288,308	MXN	92,600,000	HSBC Securities Inc.	2/24/22	(190,943)
MXN	17,100,000	USD	815,182	JPMorgan Chase &Co.	2/24/22	11,980
Total						$73,069

Abbreviation(s) used in this table:

CAD	— Canadian Dollar

EUR	— Euro

MXN	— Mexican Peso

USD	— United States Dollar

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	25

Schedule of investments (cont’d)

December 31, 2021

BrandywineGLOBAL — Flexible Bond Fund

At December 31, 2021, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2021[3]	Periodic Payments Received by the Fund†		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Bank PLC (Goodyear Tire & Rubber Co., 5.000%, due 5/31/26)	$105,000	6/20/22	0.360%	5.000	%quarterly	$2,310	$1,868	$442
Goldman Sachs Group Inc. (Petroleos Mexicanos, 6.625%, due 6/15/35)	1,165,000	6/20/22	0.872%	1.000	% quarterly	709	(3,271)	3,980
JPMorgan Chase & Co. (Liberty Interactive LLC, 8.500%, due 7/15/29)	100,000	6/20/22	0.928%	5.000	% quarterly	1,926	1,044	882
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	40,000	6/20/22	0.163%	1.000	% quarterly	159	(290)	449
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	65,000	6/20/22	0.163%	1.000	% quarterly	258	(472)	730
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	40,000	12/20/22	0.223%	1.000	% quarterly	305	(333)	638
Total	$1,515,000					$5,667	$(1,454)	$7,121

See Notes to Financial Statements.

26	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

BrandywineGLOBAL — Flexible Bond Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2] *		Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CDX.NA.HY.31 Index	$12,423,600		12/20/23	5.000% quarterly	$752,952	$782,724	$(29,772)
Markit CDX.NA.IG.34 Index	14,685,000		6/20/25	1.000% quarterly	277,825	108,797	169,028
Markit iTraxx Crossover Index	9,649,535	EUR	12/20/25	5.000% quarterly	1,298,149	1,130,832	167,317
Markit iTraxx Europe Index	295,000	EUR	12/20/24	1.000% quarterly	7,088	45	7,043
Markit iTraxx Europe Index	5,150,000	EUR	6/20/25	1.000% quarterly	135,553	92,004	43,549
Total					$2,471,567	$2,114,402	$357,165

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviation(s) used in this table:

EUR	— Euro

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	27

Schedule of investments (cont’d)

December 31, 2021

BrandywineGLOBAL — Flexible Bond Fund

Summary of Investments by Country* (unaudited)
United States	71.4%
Brazil	2.1
Canada	1.8
Italy	1.7
Bermuda	1.4
Israel	1.3
Cayman Islands	1.2
Mexico	0.9
Zambia	0.8
China	0.8
Japan	0.7
Luxembourg	0.6
United Kingdom	0.6
Chile	0.6
Australia	0.5
France	0.4
Spain	0.4
New Zealand	0.4
Panama	0.4
Colombia	0.3
Germany	0.3
Saudi Arabia	0.2
Switzerland	0.1
Short-Term Investments	11.1
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2021 and are subject to change.

See Notes to Financial Statements.

28	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

Statement of assets and liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $210,248,093)	$209,656,854
Investments in affiliated securities, at value (Cost — $26,246,273)	26,246,273
Cash	5,165
Receivable for Fund shares sold	15,274,185
Receivable from broker — net variation margin on centrally cleared swap contracts	1,471,139
Interest receivable	1,272,332
Receivable for securities sold	676,335
Deposits with brokers for open futures contracts	585,337
Deposits with brokers for centrally cleared swap contracts	517,503
Unrealized appreciation on forward foreign currency contracts	298,662
Foreign currency collateral for open futures contracts, at value (Cost — $108,489)	109,014
Receivable from broker — net variation margin on open futures contracts	68,750
OTC swaps, at value (net premiums paid — $1,454)	5,667
Receivable for open OTC swap contracts	778
Dividends receivable from affiliated investments	151
Prepaid expenses	36,335
Total Assets	256,224,480

Liabilities:
Payable for securities purchased	9,674,421
Payable for Fund shares repurchased	3,384,318
Unrealized depreciation on forward foreign currency contracts	225,593
Investment management fee payable	76,726
Service and/or distribution fees payable	4,919
Trustees’ fees payable	866
Foreign currency overdraft, at value (Cost — $13)	13
Accrued expenses	48,909
Total Liabilities	13,415,765
Total Net Assets	$242,808,715

Net Assets:
Par value (Note 7)	$223
Paid-in capital in excess of par value	244,089,372
Total distributable earnings (loss)	(1,280,880)
Total Net Assets	$242,808,715

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	29

Statement of assets and liabilities (cont’d)

December 31, 2021

Net Assets:
Class A	$20,720,672
Class C	$42,578
Class I	$115,293,206
Class IS	$106,752,259

Shares Outstanding:
Class A	1,903,104
Class C	3,914
Class I	10,578,469
Class IS	9,785,505

Net Asset Value:
Class A (and redemption price)	$10.89
Class C*	$10.88
Class I (and redemption price)	$10.90
Class IS (and redemption price)	$10.91
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.37

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

30	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

Statement of operations

For the Year Ended December 31, 2021

Investment Income:
Interest	$4,035,458
Dividends from affiliated investments	689
Less: Foreign taxes withheld	(61,268)
Total Investment Income	3,974,879

Expenses:
Investment management fee (Note 2)	665,372
Fund accounting fees	72,603
Registration fees	72,130
Service and/or distribution fees (Notes 2 and 5)	52,303
Audit and tax fees	46,322
Transfer agent fees (Note 5)	45,439
Legal fees	31,385
Trustees’ fees	10,353
Shareholder reports	9,262
Custody fees	4,470
Commitment fees (Note 9)	1,109
Insurance	589
Interest expense	201
Excise tax (Note 1)	114
Miscellaneous expenses	10,461
Total Expenses	1,022,113
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(145,208)
Net Expenses	876,905
Net Investment Income	3,097,974

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(792,538)
Futures contracts	152,058
Swap contracts	590,886
Forward foreign currency contracts	(101,011)
Foreign currency transactions	(24,575)
Net Realized Loss	(175,180)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(2,713,962)
Futures contracts	(103,607)
Swap contracts	176,545
Forward foreign currency contracts	202,733
Foreign currencies	(852)
Change in Net Unrealized Appreciation (Depreciation)	(2,439,143)
Net Loss on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(2,614,323)
Increase in Net Assets From Operations	$483,651

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	31

Statements of changes in net assets

For the Years Ended December 31,	2021	2020

Operations:
Net investment income	$3,097,974	$591,164
Net realized gain (loss)	(175,180)	832,762
Change in net unrealized appreciation (depreciation)	(2,439,143)	2,106,684
Increase in Net Assets From Operations	483,651	3,530,610

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(4,030,930)	(1,298,462)
Decrease in Net Assets From Distributions to Shareholders	(4,030,930)	(1,298,462)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	218,728,410	61,335,668
Reinvestment of distributions	2,999,429	952,705
Cost of shares repurchased	(43,446,106)	(2,877,476)
Increase in Net Assets From Fund Share Transactions	178,281,733	59,410,897
Increase in Net Assets	174,734,454	61,643,045

Net Assets:
Beginning of year	68,074,261	6,431,216
End of year	$242,808,715	$68,074,261

See Notes to Financial Statements.

32	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.09	$10.01	$9.59	$10.15	$10.01

Income (loss) from operations:
Net investment income	0.27	0.29	0.25	0.28	0.39
Net realized and unrealized gain (loss)	(0.18)	1.18	0.75	(0.52)	0.32
Total income (loss) from operations	0.09	1.47	1.00	(0.24)	0.71

Less distributions from:
Net investment income	(0.27)	(0.30)	(0.46)	(0.30)	(0.44)
Net realized gains	(0.02)	(0.09)	(0.12)	(0.02)	(0.13)
Total distributions	(0.29)	(0.39)	(0.58)	(0.32)	(0.57)

Net asset value, end of year	$10.89	$11.09	$10.01	$9.59	$10.15
Total return[2]	0.79%	14.84%	10.41%	(2.34)%	7.22%

Net assets, end of year (000s)	$20,721	$18,028	$165	$150	$162

Ratios to average net assets:
Gross expenses	1.07%	1.97%	4.05%	4.60%	4.58%
Net expenses[3,4]	0.95	0.96	0.98	0.95	0.90
Net investment income	2.41	2.73	2.45	2.87	3.78

Portfolio turnover rate	55%	104%	356%	192%	111%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2021[2]

Net asset value, beginning of period	$11.03

Income (loss) from operations:
Net investment income	0.03
Net realized and unrealized loss	(0.10)
Total loss from operations	(0.07)

Less distributions from:
Net investment income	(0.06)
Net realized gains	(0.02)
Total distributions	(0.08)

Net asset value, end of period	$10.88
Total return[3]	(0.68)%

Net assets, end of period (000s)	$43

Ratios to average net assets:
Gross expenses[4]	2.05%
Net expenses[4,5,6]	1.85
Net investment income[4]	1.07

Portfolio turnover rate[7]	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 30, 2021 (inception date) to December 31, 2021.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	For the year ended December 31, 2021.

See Notes to Financial Statements.

34	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.10	$10.01	$9.59	$10.15	$10.01

Income (loss) from operations:
Net investment income	0.28	0.36	0.28	0.31	0.42
Net realized and unrealized gain (loss)	(0.16)	1.13	0.75	(0.52)	0.32
Total income (loss) from operations	0.12	1.49	1.03	(0.21)	0.74

Less distributions from:
Net investment income	(0.30)	(0.31)	(0.49)	(0.33)	(0.47)
Net realized gains	(0.02)	(0.09)	(0.12)	(0.02)	(0.13)
Total distributions	(0.32)	(0.40)	(0.61)	(0.35)	(0.60)

Net asset value, end of year	$10.90	$11.10	$10.01	$9.59	$10.15
Total return[2]	1.05%	15.00%	10.84%	(2.07)%	7.49%

Net assets, end of year (000s)	$115,293	$22,371	$126	$111	$113

Ratios to average net assets:
Gross expenses	0.82%	1.69%	3.75%	4.34%	4.34%
Net expenses[3,4]	0.70	0.68	0.68	0.69	0.66
Net investment income	2.55	3.30	2.75	3.12	4.08

Portfolio turnover rate	55%	104%	356%	192%	111%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.11	$10.02	$9.59	$10.15	$10.01

Income (loss) from operations:
Net investment income	0.29	0.32	0.28	0.32	0.42
Net realized and unrealized gain (loss)	(0.17)	1.18	0.76	(0.52)	0.32
Total income (loss) from operations	0.12	1.50	1.04	(0.20)	0.74

Less distributions from:
Net investment income	(0.30)	(0.32)	(0.49)	(0.34)	(0.47)
Net realized gains	(0.02)	(0.09)	(0.12)	(0.02)	(0.13)
Total distributions	(0.32)	(0.41)	(0.61)	(0.36)	(0.60)

Net asset value, end of year	$10.91	$11.11	$10.02	$9.59	$10.15
Total return[2]	1.09%	15.12%	10.87%	(2.03)%	7.52%

Net assets, end of year (000s)	$106,752	$27,676	$6,140	$5,540	$5,654

Ratios to average net assets:
Gross expenses	0.77%	1.66%	3.73%[3]	4.33%[3]	4.28%
Net expenses[4,5]	0.65	0.65	0.65 [3]	0.65 [3]	0.59
Net investment income	2.65	2.99	2.78	3.18	4.07

Portfolio turnover rate	55%	104%	356%	192%	111%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

36	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Flexible Bond Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	37

Notes to financial statements (cont’d)

Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

38	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$101,248,735	—	$101,248,735
U.S. Government & Agency Obligations	—	55,595,578	—	55,595,578
Collateralized Mortgage Obligations	—	28,982,108	—	28,982,108
Sovereign Bonds	—	10,066,747	—	10,066,747
Asset-Backed Securities	—	8,299,939	—	8,299,939
Convertible Bonds & Notes	—	5,463,747	—	5,463,747
Total Long-Term Investments	—	209,656,854	—	209,656,854
Short-Term Investments†	$26,246,273	—	—	26,246,273
Total Investments	$26,246,273	$209,656,854	—	$235,903,127
Other Financial Instruments:
Futures Contracts††	$109,014	—	—	$109,014
Forward Foreign Currency Contracts††	—	$298,662	—	298,662
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	5,667	—	5,667
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	386,937	—	386,937
Total Other Financial
Instruments	$109,014	$691,266	—	$800,280
Total	$26,355,287	$210,348,120	—	$236,703,407

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	39

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$228,304	—	—	$228,304
Forward Foreign Currency Contracts††	—	$225,593	—	225,593
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	29,772	—	29,772
Total	$228,304	$255,365	—	$483,669

†	See Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
‡	Value includes any premium paid or received with respect to swap contracts.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

40	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2021, the total notional

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Notes to financial statements (cont’d)

value of all credit default swaps to sell protection was EUR 15,094,535 and $28,623,600. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2021, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well

42	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	43

Notes to financial statements (cont’d)

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,

44	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	45

Notes to financial statements (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2021, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $225,593. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing

46	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. During the year, the Fund paid $114 of federal excise taxes attributable to calendar year 2020.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. LMPFA has delegated to Brandywine Global the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global a fee monthly, at an annual rate equal to 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class IS shares did not exceed 1.10%, 1.85%, 0.75% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	47

Notes to financial statements (cont’d)

annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2021, fees waived and/or expenses reimbursed amounted to $145,208, which included an affiliated money market fund waiver of $884.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class I	Class IS
Expires December 31, 2022	$4,884	—	$3,701	$182,216
Expires December 31, 2023	72,723	—	39,508	89,643
Expires December 31, 2024	24,266	$19	65,710	51,105
Total fee waivers/expense reimbursements subject to recapture	$101,873	$19	$108,919	$322,964

For the year ended December 31, 2021, LMPFA did not recapture any fees.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Legg Mason funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

48	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

For the year ended December 31, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$11,993
CDSCs	—

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$141,606,613	$74,300,184
Sales	61,469,205	505,572

At December 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$236,904,265	$806,892	$(1,808,030)	$(1,001,138)
Futures contracts	—	109,014	(228,304)	(119,290)
Forward foreign currency contracts	—	298,662	(225,593)	73,069
Swap contracts	2,112,948	394,058	(29,772)	364,286

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2021.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$109,014	—	—	$109,014
Forward foreign currency contracts	—	$298,662	—	298,662
OTC swap contracts[3]	—	—	$5,667	5,667
Centrally cleared swap contracts[4]	—	—	386,937	386,937
Total	$109,014	$298,662	$392,604	$800,280

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	49

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$228,304	—	—	$228,304
Forward foreign currency contracts	—	$225,593	—	225,593
Centrally cleared swap contracts[4]	—	—	$29,772	29,772
Total	$228,304	$225,593	$29,772	$483,669

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$152,058	—	—	$152,058
Swap contracts	(2,235)	—	$593,121	590,886
Forward foreign currency contracts	—	$(101,011)	—	(101,011)
Total	$149,823	$(101,011)	$593,121	$641,933

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(103,607)	—	—	$(103,607)
Swap contracts	—	—	$176,545	176,545
Forward foreign currency contracts	—	$202,733	—	202,733
Total	$(103,607)	$202,733	$176,545	$275,671

50	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

During the year ended December 31, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$2,167,618
Futures contracts (to sell)	4,284,274
Forward foreign currency contracts (to buy)	4,895,235
Forward foreign currency contracts (to sell)	10,323,009

Average Notional Balance
Credit default swap contracts (sell protection)	$34,368,783

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2021.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Barclays Bank PLC	$2,310	—	$2,310	—	$2,310
Citibank N.A.	114,770	—	114,770	—	114,770
Goldman Sachs Group Inc.	42,696	$(7,800)	34,896	—	34,896
HSBC Securities Inc.	77,131	(217,793)	(140,662)	—	(140,662)
JPMorgan Chase & Co.	66,700	—	66,700	—	66,700
Morgan Stanley & Co. Inc.	722	—	722	—	722
Total	$304,329	$(225,593)	$78,736	—	$78,736

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	51

Notes to financial statements (cont’d)

For the year ended December 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$52,206	$10,574
Class C†	97	32
Class I	—	34,319
Class IS	—	514
Total	$52,303	$45,439

† For the period September 30, 2021 (inception date) to December 31, 2021.

For the year ended December 31, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$24,892
Class C†	19
Class I	67,655
Class IS	52,642
Total	$145,208

†	For the period September 30, 2021 (inception date) to December 31, 2021.

6. Distributions to shareholders by class

	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Investment Income:
Class A	$505,988	$271,400
Class C†	216	—
Class I	1,777,215	216,254
Class IS	1,391,601	342,351
Total	$3,675,020	$830,005

Net Realized Gains:
Class A	$38,758	$122,326
Class C†	76	—
Class I	180,059	163,937
Class IS	137,017	182,194
Total	$355,910	$468,457

†	For the period September 30, 2021 (inception date) to December 31, 2021.

7. Shares of beneficial interest

At December 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same

52	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,519,907	$16,879,639	1,832,751	$19,292,458
Shares issued on reinvestment	42,941	471,307	32,688	353,442
Shares repurchased	(1,285,880)	(14,195,524)	(255,785)	(2,742,731)
Net increase	276,968	$3,155,422	1,609,654	$16,903,169

Class C†
Shares sold	3,908	$43,000	—	—
Shares issued on reinvestment	6	67	—	—
Shares repurchased	—	—	—	—
Net increase	3,914	$43,067	—	—

Class I
Shares sold	10,854,672	$120,107,942	1,990,045	$21,728,784
Shares issued on reinvestment	149,673	1,641,732	23,251	254,921
Shares repurchased	(2,442,090)	(27,002,841)	(9,678)	(103,887)
Net increase	8,562,255	$94,746,833	2,003,618	$21,879,818

Class IS
Shares sold	7,415,519	$81,697,829	1,850,402	$20,314,426
Shares issued on reinvestment	80,767	886,323	31,970	344,342
Shares repurchased	(202,988)	(2,247,741)	(2,837)	(30,858)
Net increase	7,293,298	$80,336,411	1,879,535	$20,627,910

†	For the period September 30, 2021 (inception date) to December 31, 2021.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2021. The following transactions were effected in such company for the year ended December 31, 2021.

	Affiliate Value at December 31,	Purchased		Sold
	2020	Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$131,574,518	131,574,518	$105,328,245	105,328,245

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	53

Notes to financial statements (cont’d)

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2021
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$689	—	$26,246,273

9. Redemption facility

Effective February 5, 2021, the Fund’s redemption facility (the “Redemption Facility”) was terminated and the Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee. Under the Redemption Facility, the Fund had access to the aggregate amount of $190 million, and the following terms were in effect: the annual commitment fee to maintain the Redemption Facility was 0.15% incurred on the unused portion of the facility and there was an annual upfront fee of 0.06%. The aggregate commitment fees under the Global Credit Facility and Redemption Facility are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility nor the Redemption Facility during the year ended December 31, 2021.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$4,001,750	$1,298,462
Net long-term capital gains	29,180	—
Total distributions paid	$4,030,930	$1,298,462

54	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

As of December 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(287,166)
Other book/tax temporary differences(a)	(309,710)
Unrealized appreciation (depreciation)(b)	(684,004)
Total distributable earnings (loss) — net	$(1,280,880)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	55

Notes to financial statements (cont’d)

ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

56	BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of BrandywineGLOBAL — Flexible Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Flexible Bond Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 17, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

BrandywineGLOBAL — Flexible Bond Fund 2021 Annual Report	57

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

58	BrandywineGLOBAL — Flexible Bond Fund

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in November 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

BrandywineGLOBAL — Flexible Bond Fund	59

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Flexible Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Previously, the mutual funds of Legg Mason Global Asset Management Trust were overseen by one group of Trustees, and the mutual funds of Legg Mason Partners Investment Trust and Legg Mason Partners Variable Equity Trust (collectively, the “Funds”) were overseen by a different group of Trustees. A joint proxy statement was mailed to solicit shareholder approval for the election of a single slate of Trustees. Shareholders approved the proposed Trustees during a joint special meeting of shareholders on June 15, 2021. Effective July 1, 2021, the Trustees listed below oversee all of the Funds.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)

Number of funds in fund complex overseen by Trustee	60

Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of funds in fund complex overseen by Trustee	60

Other board memberships held by Trustee during the past five years	None

60	BrandywineGLOBAL — Flexible Bond Fund

Independent Trustees† (cont’d)

Althea L. Duersten*

Year of birth	1951

Position(s) with Trust	Trustee and Chair of the Board

Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)

Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)

Number of funds in fund complex overseen by Trustee	60

Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)

Number of funds in fund complex overseen by Trustee	60

Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)

Number of funds in fund complex overseen by Trustee	60

Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

BrandywineGLOBAL — Flexible Bond Fund	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Howard J. Johnson

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000

Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)

Number of funds in fund complex overseen by Trustee	60

Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1982

Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)

Number of funds in fund complex overseen by Trustee	60

Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)

Number of funds in fund complex overseen by Trustee	60

Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)

Number of funds in fund complex overseen by Trustee	60

Other board memberships held by Trustee during the past five years	None

62	BrandywineGLOBAL — Flexible Bond Fund

Independent Trustees† (cont’d)

Ken Miller

Year of birth	1942

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)

Number of funds in fund complex overseen by Trustee	60

Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)

Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 60 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios

Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)

Number of funds in fund complex overseen by Trustee	60

Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

BrandywineGLOBAL — Flexible Bond Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962

Position(s) with Trust	Trustee, President and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2015

Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 131 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)

Number of funds in fund complex overseen by Trustee	129

Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949

Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer

Term of office[1] and length of time served[2]	Since 2013

Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

64	BrandywineGLOBAL — Flexible Bond Fund

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978

Position(s) with Trust	Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2015

Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971

Position(s) with Trust	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2020

Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962

Position(s) with Trust	Senior Vice President

Term of office[1] and length of time served[2]	Since 2020

Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

BrandywineGLOBAL — Flexible Bond Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974

Position(s) with Trust	Treasurer and Principal Financial Officer

Term of office[1] and length of time served[2]	Since 2010 and 2019

Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Senior Vice President

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective July 1, 2021, Ms. Duersten became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

66	BrandywineGLOBAL — Flexible Bond Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2021:

	Pursuant to:	Amount Reported
Long-Term Capital Gain Dividends Distributed	§852(b)(3)(C)	$29,180
Short-Term Capital Gain Dividends Distributed	§871(k)(2)(C)	$326,491
Section 163(j) Interest Earned	§163(j)	$4,031,404

BrandywineGLOBAL — Flexible Bond Fund	67

BrandywineGLOBAL —

Flexible Bond Fund

Trustees*

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective July 1, 2021, Ms. Duersten became Chair.
†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.
#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

BrandywineGLOBAL — Flexible Bond Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Flexible Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Flexible Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

BWXX336422 2/22 SR22-4333

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2020 and December 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $229,436 in December 31, 2020 and $184,816 in December 31, 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2020 and $0 in December 31, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2020 and $43,000 in December 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2020 and $0 in December 31, 2021, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2020 and December 31, 2021; Tax Fees were 100% and 100% for December 31, 2020 and December 31, 2021; and Other Fees were 100% and 100% for December 31, 2020 and December 31, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $691,380 in December 31, 2020 and $1,470,739 in December 31, 2021.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective July 1, 2021, Ms. Duersten became Chair.

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 24, 2022